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                                                                   Exhibit 10.23

                     SECURITY AGREEMENT FOR OWN OBLIGATIONS

                                                 DATE:  OCTOBER 31, 1996
                                                      --------------------------

The undersigned Edwards Capital Corp.
               ---------------------------------------------------
(Name)

                                               ("Obligor") in
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consideration of financial accommodations given or to be given or continued by
FIRST BANK OF THE AMERICAS ("Bank") to Obligor, hereby agrees with ("Bank") as follows:

I.  GRANT OF SECURITY INTEREST

     A.   Collateral.  As collateral security ("Collateral") for the payment
          ----------
          when due of all Obligations, as defined below, Obligor hereby pledges, assigns and transfers to Bank and grants to Bank a continuing lien upon and security interest in all of Obligor's right, title and interest now owned and hereafter acquired in:

     (1) the following property ("Assets") described on the line(s) marked with an "X" below (if no line is marked, "Assets" shall mean the property described in the paragraph titled "ALL"):

      X   ALL.  All Equipment, Accounts, Inventory, Securities, Deposit Accounts
     ---- ---
          and Other Property described herein (whether or not the line opposite any such definition is marked, such definitions being herein incorporated by reference) and in any separate schedules at any time delivered by Obligor to Bank;

          SCHEDULED ASSETS.  All of the assets described below or in any
     ---- ----------------
          schedule hereto and in any separate schedule at any time delivered from Obligor to Bank:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

      X   ALL ACCOUNTS.  All accounts, instruments, chattel paper, contracts,
     ---- ------------
          contract rights, accounts receivable, tax refunds, notes, notes receivable, drafts, acceptances, documents, general intangibles, and other choses in action (not including wages or salary), including but not limited to proceeds on inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the accounts ("Accounts");
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          DEPOSIT ACCOUNTS.
          ----------------

          SAVINGS ACCOUNT                     #: _________________

          DEMAND ACCOUNT                      #: _________________

          CERTIFICATE OF DEPOSIT ACCOUNT      #: _________________

          OTHER                               #: _________________

          deposited with or payable by Bank in the names of Obligor or in which Obligor has an interest, including all sums now or at any time hereafter on deposit to said account(s), and any renewals, extensions or replacements thereof and all other property which may from time to time be acquired directly or indirectly using the proceeds of such account(s) ("Deposit Accounts");


      X   ALL EQUIPMENT.  All machinery, equipment, furniture, fixtures
    ----  -------------
          (whether or not attached to real property), supplies and the other personal property of Obligor (other than inventory), including any leasehold interest therein and all replacement parts and annexations thereto and any maintenance agreements applicable thereto ("Equipment");

      X   ALL INVENTORY.  All inventory of every type or description,
    ----  -------------
          wherever located, including but not limited to all raw materials, parts, containers, work in process, finished goods, wares and merchandise, and goods returned for credit, repossessed, reclaimed or otherwise acquired by Obligor and all products and proceeds thereof including but not limited to sales proceeds of any kind ("Inventory");

      X   ALL SECURITIES.  All stocks, bonds, and other securities, and all
    ----  --------------
          dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange, substitution or addition to any such securities or any of such additional securities and all certificates, cash and property arising out of any stock dividend declared or any stock split made, or cash or other property distributed in connection with any partial or total liquidation or dissolution or in connection with a reduction in capital, capital surplus or paid-in surplus of property other than cash and distributed as a dividend ("Securities");

      X   ALL OTHER PROPERTY.  All property, other than real property,
    ----  ------------------
          Equipment, Accounts, Inventory, Securities and Deposit Accounts, including, without limitation, leases, rents, chattels, leasehold improvements, installment purchase and/or sales contracts, advances, deposits, trademarks, tradenames, licenses, patents, insurance proceeds and cash value, and all intellectual

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          property, choses in action and other general intangibles ("Other
          Property"); and

     (2)  all proceeds (including insurance proceeds) and products of Assets:
          and

     (3)  all liabilities or claims from Obligor to Bank; and

     (4) all accounts, property, securities, monies or other property of any description which may at any time be assigned or delivered or come into possession of Bank for any purpose for the account of Obligor, or as to which Obligor may have any right or power, and property in the possession or custody of or in transit to anyone for the account of Bank, as well as all proceeds and products thereof, and

     (5) all of the books and records and documents of title pertaining to any of the Assets.

     B.   Obligations.  "Obligations" means all present and future loans,
          -----------
          advances, debt, liabilities, extensions of credit, covenants, duties, Indemnities and other obligations to Obligor or owing by Obligor to Bank, whether direct, indirect (by way of endorsement, guaranty, pledge or otherwise), liquidated, unliquidated, fixed, contingent, or howsoever arising (including, without limitation, any participation by Bank in any obligation owing from Obligor to any third party, whether now existing or hereafter incurred to or otherwise acquired by Bank, whether or not evidenced by any document, and whether held for Obligor's account or for another or others, and all obligations of Obligor hereunder or under any other agreement with Bank related hereto, including, without limitation all interest, charges, expenses, fees, indemnities, attorneys' fees and other amounts chargeable to or payable by Obligor hereunder or thereunder. The Obligations shall include new and additional credit facilities for Obligor, whether or not such facilities are presently contemplated.

     C.   Other Terms.  Terms used and not otherwise defined herein shall have
          -----------
          the meaning ascribed to such terms by the Uniform Commercial Code.

II.  REPRESENTATIONS AND WARRANTIES

     Obligor represents and warrants that, except as previously expressly disclosed in writing from Obligor to Bank:

     A.   Authority.  Obligor is duly organized (and, if a corporation
          ---------
          incorporated in the jurisdiction of its incorporation) and qualified to do business in all places where its activities or its ownership of property, or both, require such qualification and Obligor will supply opinions to counsel to such effect if requested by Bank. None of the terms and conditions hereof, or of any other agreement executed by Obligor and Bank, is in violation of the charter or by-

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          laws of Obligor, or any contractual obligation Obligor may have with
          Bank or any third party; the execution and delivery of this Agreement have been duly authorized by appropriate corporate, partnership, governmental or other action. All approvals of and registrations with all governmental entities appropriate in connection with the execution, performance and enforcement hereof have been obtained or made. Obligor will deliver to Bank a written opinion of counsel as to the legal property of such action, if requested by Bank.

     B.   Subsidiaries.  The Obligor has no subsidiaries (meaning corporations
          ------------
          of which Obligor directly or indirectly owns or controls more than 50% of any class of the capital stock or of the voting rights in any class thereof).

     C.   Litigation.  No litigation or other proceeding before any court or
          ----------
          administrative agency is pending or, to the knowledge of Obligor, threatened against Obligor, the outcome of which could materially impair Obligor's financial condition or its ability to carry on its business. Obligor is not the subject of any bankruptcy, insolvency, reorganization, custodial, receivership or similar proceedings nor subject to the continuing jurisdiction of any court as the result of any such proceeding.

     D.   Financing Statements.  No financing statements, other than in favor of
          --------------------
          Bank, relating to any of the Collateral is on file in any place.

     E.   Assurance of Title.  Obligor is and will remain the owner of all of
          ------------------
          the Collateral, or if proceeds of any financial accommodation secured hereby are being used to purchase the Collateral. Obligor will be the owner thereof, free and clear of all claims, encumbrances, charges and liens, except as herein provided.

     F.   Addresses.  The chief executive office, principal place of business of
          ---------
          Obligor, the books and records relating to the Collateral, and the Collateral are located at the address(es) set forth in this Agreement.

     G.   ERISA.  Obligor has no funding deficiency, undisclosed liability or
          -----
          lien, and no "reportable event" has occurred, under or as defined in or granted by the Employee Retirement Security Act of 1974, as amended, nor has any benefit or pension plan subject to such act been terminated.

     H.   Tax Liens.  There are no unpaid Federal, State, City, County, or other
          ---------
          tax liens presently filed against Obligor and there are no outstanding personal property taxes of any kind.

III. COVENANTS

     Obligor covenants and agrees that:

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     A.   Recording and Legal Costs.  Obligor will pay all recordation costs and
          -------------------------
          taxes incident to filing of financing statements and continuation statements in respect hereof, and all other expenses, including attorneys' fees, incident to the Obligations and to perfecting Bank's security interests in the Collateral.

     B.   Further Documents and Actions.  Obligor will endorse, execute and
          ------------------------------
          deliver to Bank all instruments or documents, including but not limited to mortgages, loss payment endorsements for insurance policies, assignments of insurance policies and proceeds, remittances, invoices, assignments, notices to debtors, bills of lading, storage receipts, notices to suppliers, checks, instruments of payment and all related documentation of any kind, and do all things necessary or convenient in the sole discretion of Bank to carry into effect the provisions of this Agreement or to create, preserve or perfect any interest granted hereby or to enable or assist Bank to exercise and enforce its rights hereunder or in connection herewith or with the Obligations and to facilitate collection of Collateral. Obligor authorizes Bank to file any financing statement or continuation statement in such form, with or without Obligor's name signed thereon, and in such places as may be appropriate. Obligor agrees that filed photocopies of financing statements and continuation statements shall be sufficient to perfect Bank's security interests hereunder.

     C.   Taxes.  Obligor will pay and discharge, when due, all taxes, levies,
          -----
          liens, and other charges on its assets and on the Collateral, and will pay promptly when due all other taxes, including withholding taxes. Obligor authorizes Bank to pay for the account of Obligor, any taxes, levies, or other charges affecting Obligor's assets which Obligor fails to pay, and any such payment shall constitute an Obligation.

     D.   Laws.  Obligor will comply at all times with all laws, ordinances,
          ----
          rules and regulations of any Federal, State, municipal or other public authorities having jurisdiction of Obligor or any of its assets.

     E.   Name and Location.  Obligor will immediately advise Bank in writing of
          -----------------
          the opening of any new executive office or place of business or the closing of any such office or place, and of any change in Obligor's name or the places where the Collateral, or books and records pertaining to the Collateral, are kept.

     F.   Records.  Obligor will maintain such records with respect to
          -------
          Collateral and the conduct and operation of its business as is usual or as Bank may request and will furnish Bank all information with respect to the Collateral, account debtors, and the conduct and operation of its business including but not limited to, balance sheets, operating statements and other financial information, as Bank may request.

     G.   Inspection.  Bank or any of its representatives may from time to time
          ----------
          inspect, check, make copies of or extracts from the books, records and files of

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          Obligor, and inspect any of the Collateral wherever located.  Obligor will cooperate at any time for such purposes.

     H.   Insurance.  Obligor will have and maintain insurance on the Collateral
          ---------
          at all times and against hazards with companies, in amounts and in form acceptable to Bank but without any responsibility of the Bank for the adequacy thereof, with the insurance policies endorsed to make same payable first to Bank, as its interest may appear, as lender loss payee or other additional insured (as Bank may select), and will deliver such policies to Bank. If any insurance losses are paid by check, draft or other instruments payable to Obligor and Bank jointly, Bank may endorse the name of Obligor thereon and do such other things as it may deem desirable in order to reduce the same to cash. All loss recoveries received by Bank upon any insurance may be applied and credited by Bank at its discretion to the Obligations.

     I.   Bank's Duty of Care.  Except as herein provided in this Section III
          -------------------
          (I), Bank's sole duty with respect to the Collateral shall be to use reasonable care in the custody, use, operation and physical preservation of Collateral in its possession, and Obligor shall, as an Obligation, reimburse the Bank for all costs and expenses, including insurance costs, taxes and other charges, incurred in connection with the custody, use, operation, care or physical preservation of the Collateral. In the event that Bank takes possession of the Collateral, Bank may, but shall be under no obligation to, take such actions as it may deem appropriate to protect Collateral by insurance or otherwise. Bank shall incur no liability to Obligor for any act of government, act of God, robbery, vandalism, war, insurrection, riot, civil unrest, fire, flood or other destruction in whole or part or negligence or wrongful act of custodians or agents, or its failure to provide adequate protection or insurance of Collateral. Bank shall have no obligation to take any action to preserve any rights in any of the Collateral against prior parties, and Obligor hereby agrees to take such action. Obligor shall defend the Collateral against all such claims and demands of all persons, at all times, as are adverse to Bank. Bank shall have no obligation to realize upon any Collateral as authorized herein or by law. Obligor hereby waives the defense of unjustifiable impairment of Collateral.

     J.   Collateral Account.  If Bank so requests, all proceeds of Collateral
          ------------------
          shall be delivered to Bank (or any other bank designated by Bank) in an account designated as "FIRST BANK OF THE AMERICAS, (name of Obligor), Collateral Account" or other designation requested by Bank. Obligor will receive all proceeds of Collateral as agent of and in trust for Bank and will transmit to Bank, on the day thereof, or at other mutually agreed upon intervals, all cash, original checks, drafts, acceptance, notes and other evidence of payment received in payment of or on account of Accounts. Until delivery, Obligor shall keep all such proceeds separate and apart from Obligor's own funds, capable of indemnification as the property of Bank, and shall hold the same in trust for Bank. All proceeds shall be accompanied by a report in such form as Bank shall require. Obligor's name appears for

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          identification purposes only.  Funds in the Collateral Account shall not be subject to withdrawal by Obligor, but shall at all times be subject to the control of Bank. All funds held in the Collateral Account may be applied against Obligations at the sole discretion of Bank.

     K.   Equipment.  With respect to any security interest hereunder in
          ---------
          Equipment, as defined in Section I (A) whether or not the line opposite such definition is marked:

          (1)  Repair.  Obligor will keep and maintain the Equipment in working
               ------
               condition, good order and repair.

          (2)  Personalty.  The Equipment shall be and shall remain personal
               ----------
               property and nothing shall affect the character of the same or cause the same to become realty, or prevent Bank in its option from removing same from premises on which Equipment may become attached.

          (3)  Paydown.  Without the prior written consent of Bank, Obligor will
               -------
               not sell or otherwise dispose of any of the Equipment without paying to Bank, in reduction of the Obligations, an amount equal to the greatest of book value, appraised value or sales price of the Equipment sold or disposed of.

     L.   Accounts.  With respect to any security interest hereunder in
          --------
          Accounts, as defined in Section 1 (A) whether or not the line opposite such definition is marked:

          (1)  Payment.  Each Account will be paid in full on or before its due
               -------
               date, and if not so paid and if requested by Bank, Obligor shall pay to Bank on or to the Collateral Account an amount equal to the past-due amount.

          (2)  Credits.  If any allowance or credit on any Account is given by
               -------
               Obligor, then Obligor will, if requested by Bank, pay the same immediately to Bank or to the Collateral Account.

          (3)  Returns.  If any property evidenced by an Account should be
               -------
               returned by Obligor, the Obligor will hold the same in trust as security for and subject to the orders of Bank (including to sell or otherwise dispose thereof) and Obligor will, if requested by Bank, pay the amount represented to be owing on the rebated Account immediately to Bank or to the Collateral Account.

          (4)  Bona Fide.  Each and every Account will be bona fide, be for a
               ---------
               certain undisputed claim or demand for the amount Obligor represented to be owing thereon, represent a sale and delivery of personal property sold or leased or for services rendered, and not be subject to any setoff,

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               counterclaim, or contingent liability upon the fulfillment of any contract or condition whatsoever.

          (5)  Books.  Obligor will keep accurate records of Accounts and
               -----
               cooperate with any inspection thereof requested by Bank, and shall deliver such books and all papers relating to the Accounts to Bank on request. If requested, Obligor will make proper entries in its books disclosing the interest of Bank in the Accounts.

          (6)  Mail.  If Bank requests, Obligor will open all mail only in the
               ----
               presence of Bank, who may take therefrom any remittance on Accounts. Obligor grants Bank the power of attorney to have mail delivered to Bank, and not to Obligor, and to open all mail and take therefrom any remittance on any Accounts. If Bank requests for such purpose, Obligor will provide Bank with access to any postal boxes or area in which mail is received.

          (7)  Collections.  Bank authorizes and permits Obligor to collect
               -----------
               Accounts from debtors. This privilege may be terminated by Bank at any time without notice of Obligor before or after default hereunder, and Bank may notify any debtor or debtors of the assignment of Accounts and collect the same. Obligor will at any time requested by Bank, notify any or all Account debtors to make payment of their Accounts directly to Bank or for deposit to the Collateral Account.

     M.   Inventory.  With respect to any security interest hereunder in
          ---------
          Inventory, as defined in Section I (A) whether or not the line opposite such definition is marked:

          (1)  Audit.  Bank business, but shall or its representative may from
               -----
               time to time verify Inventory, through actual count or otherwise, and Obligor.

          (2)  Sale.  So long as no Event of Default has occurred hereunder,
               ----
               Inventory may be sold in the ordinary course of business, but shall not otherwise be taken or removed from Obligor's premises.

     N.   Securities.  With respect to any security interest hereunder in
          ----------
          Securities, as defined in Section I (A) whether or not the line opposite such definition is marked:

          (1)  Transfers.  All certificates or instruments representing or
               ---------
               evidencing such securities (or, if any such securities are uncertificated, transfer and pledge instructions and notifications) shall be delivered to Bank and shall be in suitable form and quantity and otherwise in form and substance satisfactory to Bank; Bank is hereby authorized, at its option and without any obligation to do so, to deliver to the issuer of any such securities or any other party and to pledge and/or transfer instructions

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               and notifications with respect thereto, and to transfer to or register in the name of itself or its nominee(s) all or any part of such securities, and to do so before or after any Event of Default hereunder or the maturity of the Obligations secured hereby, with or without notice to Obligor; Bank shall have the right at any time to exchange certificates or instruments representing or evidencing such securities for certificates or instruments of smaller or larger denominations.

          (2)  Dividends.  In the event that a stock or cash dividend is
               ---------
               declared, or any stock split-up made, with respect to any security pledged hereunder, or cash or other property is distributed in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, all the certificates (or, if uncertificated, transfer and pledge instructions and notifications) for the shares representing such stock dividend or stock split-up and all of such cash and other property, will be delivered duly endorsed to Bank as Collateral hereunder.

     O.   Additional Collateral.  Obligor will upon request of Bank deliver to
          ---------------------
          Bank and will at all times maintain with Bank Collateral in an amount and of a character satisfactory to Bank. For such purposes the value of any Collateral shall be determined by Bank in its sole discretion.

     P.   Further Covenants.  Without the prior written consent of Bank, Obligor
          -----------------
          will not: (1) pledge or grant any Collateral to anyone except Bank, nor permit any financing statement (except Bank's financing statement) to be on file in any public office with respect thereto; (2) permit or suffer any lien, levy or other encumbrance to attach to any of the Collateral; (3) permit a material change in any Account or account arising out of a contract right, or a material change in the terms of any such contract; (4) make any agreement, compromise, settlement, bulk sale, lease or transfer of assets other than in the normal course of business; (5) assume, guarantee, endorse or otherwise become liable in connection with the obligations of any person, firm or corporation, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business; or (6) enter into any merger or consolidation, or sell or lease substantially all of its assets.

IV.  EVENTS OF DEFAULT

     The following shall constitute Events of Default hereunder:

     A.   Nonperformance.  Default in the payment or performance when due of, or
          --------------
          breach of warranty in, this Agreement, any Obligation, or any note or other agreement evidencing Obligations or any other agreement of Obligor with Bank or with any other lending institution, whether or not such agreement exists presently;

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     B.   Termination of Interest.  Lapse or termination of Obligor's interest
          -----------------------
          in any of the Collateral other than through sales of Inventory or other use of Collateral in the ordinary course of business;

     C.   Extraordinary Events.  The sale, dissolution, merger, consolidation,
          --------------------
          liquidation, death, incompetence, insolvency or reorganization of Obligor (or any endorser, guarantor or co-maker of any Collateral or Obligations);

     D.   Legal Action, etc.  Any proceeding is commenced for the enforcement of
          ------------------
          any judgment against Obligor or its property or any judgment is obtained against Obligor which, in the sole opinion of Bank, might have material adverse effect on the financial condition or continued operations of Obligor or which remains unsatisfied for thirty days; or any petition is filed by or against Obligor (or any endorser, guarantor or co-maker of any Collateral or Obligations) (1) under any chapter of the Bankruptcy Code as amended, or any other bankruptcy, insolvency or similar law, or (2) for the appointment of a receiver or custodian of any of Obligor's property; or any assignment is made by Obligor for the benefit of creditors; or any attachment or tax lien is filed against any property of Obligor (or any endorser, guarantor or co-maker of any Collateral or Obligations), such lien or attachment not being promptly discharged, stayed or indemnified against to Bank's satisfaction;

     E.   Additional Collateral.  Failure of Obligor to furnish additional
          ---------------------
          Collateral as Bank may request; and

     F.   Financial Condition:  Insecurity.  Any adverse charge, determined by
          --------------------------------
          Bank in good faith, in financial condition or insolvency, suspension of business, or business failure of Obligor (or any endorser, guarantor or co-maker of any Collateral or Obligations); or Bank in its sole discretion deems itself insecure, whether or not by decline in value of Collateral or the anticipation thereof and whether or not by reason of circumstances existing prior to the creation of any Obligation or any other time.

V.   CERTAIN RIGHTS; EFFECT OF EVENT OF DEFAULT

     A.   Obligations Due; Commitments Terminated - If an Event of Default shall
          ---------------------------------------
          occur, then, notwithstanding any other agreement now or hereafter existing, all Obligations shall become immediately due and payable without notice, presentation, demand for payment or protest, which are hereby expressly waived, and all commitments, if any, of Bank to extend additional financial accommodations shall terminate immediately.

     B.   Costs Reimbursed.  If an Event of Default hereunder shall occur,
          ----------------
          Obligor shall pay to Bank attorneys' and paralegal fees equal to 15% of the unpaid balance of the Obligations at the time of default (but not exceeding the amount permitted by applicable law), plus Court costs and other expenses which may be incurred by Bank in the administration hereof during the continuance of any

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          Event of Default or the enforcement or attempted enforcement of its rights hereunder, whether against any third party or Obligor (or any endorser, guarantor or co-maker of any Collateral or Obligations). Obligor shall reimburse Bank for all costs of collection including salaries, out-of-pocket, travel and living expenses and the hiring of agents, consultants and accountants. All sums of money thus expended, and all other monies expended by Bank to protect its interests in the Collateral (including insurance taxes or repairs) shall be Obligations payable on demand.

     C.   Action Regarding Collateral.  Bank at any time and in its discretion,
          ---------------------------
          may remove Collateral to such place as Bank may deem advisable, or require Obligor to assemble and make all Collateral available to such place as Bank may direct, and upon any Event of Default, may sell, re-sell, assign, transfer, lease and deliver or otherwise deal or decline to deal with all or any part of the Collateral, in each case without advertisement, in one or more sales, or such price or prices, and upon such commercially reasonable terms (such as requiring any purchaser of any stock to represent that such purchase is for investment purposes only) either for cash or credit or future delivery as Bank may elect. Obligor authorizes Bank to grant extensions or modifications of terms to or adjust claims of, or make compromise with debtors, guarantors or any other parties with respect to Accounts or any securities, guaranties or insurance or other obligations compromising Collateral without notice to or consent of Obligor, without affecting the Obligations and without liability of the Bank to account. Obligor waives notices of non-payment, protest and all other notices to which Obligor might otherwise be entitled. The proceeds of any such liquidation less all costs and expenses incurred in connection therewith, and, at the option of the Bank, less any prior lien claims, shall be applied against the Obligations in the order that Bank in its sole discretion shall decide. Obligor shall remain liable to Bank for any deficiency.

     D.   Bank Appointment Attorney-In-Fact.  Obligor hereby appoints Bank the
          ---------------------------------
          attorney-in-fact of Obligor with full power in the name and on behalf of Obligor to take any action and to execute and deliver any agreement or instrument (including financing statements) which the Bank may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. All acts of said attorney are hereby ratified and approved and said attorney and its designees shall not be liable, and Obligor shall hold same harmless from liability for, any acts or failure to act, or for any error of judgment or mistake of law or fact.

     E.   Set-Off.  Obligor authorizes Bank to charge and apply against any or
          -------
          all of the Obligations at any time or times, without notice and at its option, the balance of any demand or depository accounts which Obligor, or its affiliates, may have with Bank, all without impairing Obligor's liability for any deficiency.

VI.  GENERAL PROVISIONS

     A.   Continuity and Termination.  This Agreement shall become effective
          --------------------------
          immediately, shall be continuing and remain in effect notwithstanding any intermittent absence of Obligations. This Agreement may be terminated by Obligor upon actual delivery of written notice to Bank and payment in full of all then existing Obligations; provided, however, that such notice and payment shall in no way affect, and this Agreement shall remain fully operative with respect to, any Obligations, or any Obligations which may thereafter arise in connection with any commitments of the Bank to extend financial accommodations to Obligor entered into between Obligor and Bank prior to receipt of such notice or payment, whichever is later. The indemnities of Obligor to Bank hereunder shall survive any termination hereof.

     B.   Other Documents.  All Obligations and all notes, guaranties, or other
          ---------------
          documents evidencing Obligations are separate agreements and may be negotiated, executed, modified, cancelled or released by Bank without releasing Obligor or Collateral (or any endorser, guarantor or co-maker of any Collateral or Obligations). Obligor consents to any extension of time of payment of any Obligations and all actions or inactions with respect thereto or to any Collateral, guaranties or other security therefor. If there is more than one Obligor, endorser, guarantor or co-maker of this Agreement or of the notes or other agreement secured hereby, the obligation of all shall be primary, joint and several.

     C.   Remedies Cumulative.  All rights, remedies and powers of Bank
          -------------------
          hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Bank whether under law, equity or agreement.

     D.   Consideration:  No Commitment.  Obligor has entered into this
          -----------------------------
          Agreement to induce Bank to extend or continue financial accommodation to Obligor, which shall be deemed to have been expended or continued in reliance on this Agreement. Nothing contained herein shall be construed as obligating Bank to extend or continue any financial accommodation to Obligor, and Obligor is not relying upon Bank to extend or continue any financial accommodation, which shall, unless otherwise expressly agreed, remain within the discretion of Bank.

     E.   No Waiver.  No waiver or amendment of or forbearance to enforce any of
          ---------
          Bank's rights hereunder shall be effective unless expressly granted in writing and shall be limited to the extent expressed therein. No delay on the part of Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Bank may from time to time, whether before or after any of the Obligations shall become due and payable, without notice to or demand of, and without any reservation of rights against, all of which the Obligor (and any endorser, guarantor or co-maker) hereby acknowledged to be reserved, at the expense of Obligor, take all or any of the following actions
          (a) retain or obtain a security
          interest in any property, in addition to the Collateral, to secure any of the Obligations; (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the Obligor, with respect to any of the Obligations; (c) renew, extend, accelerate, modify, compromise, settle, release or surrender any Obligation or any obligations of any other party primarily or secondarily liable for all or any part of the Obligations with respect to any or all of the Obligations; (d) renew, extend, accelerate, modify, compromise, settle, release or surrender all or any part of any property, in addition to the Collateral, securing any of the Obligations or any obligations of any nature of any party with respect to any such property; (e) resort to the Collateral for payment of any of the Obligations whether or not it shall have resorted to any other property securing the Obligations or shall have proceeded or exhausted its remedies against any other party primarily or secondarily liable on any of the Obligations; or (f) release or substitute any of the undersigned or any other party primarily or secondarily liable for all or any part of the Obligations.

     F.   Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
          construed in accordance with the laws of the State of New York. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     G.   Litigation.  Notwithstanding any termination hereof, Obligor hereby
          ----------
          irrevocably agrees that any action or proceeding in connection herewith may be brought in any state or federal court in the State of New York and irrevocably submits to the non-exclusive jurisdiction of such courts in such actions Obligor waives trial by jury. Obligor consents to service of process by mail in any such action and to the removal to any such courts by Bank of any action brought in any court other than one selected by Bank, in its sole discretion, as the venue of such action. Obligor waives and agrees not to raise any present or future counterclaim or any claim it may have that any such court is not a convenient forum.

     H.   Construction.  The captions in this Agreement are for convenience only
          ------------
          and shall not affect the construction or interpretation hereof.

     I.   Assignment.  This Agreement shall enure to and be binding upon the
          ----------
          heirs, personal representatives, successors, and assigns of Obligor and Bank and the terms "Obligor" and "Bank" shall include and mean, respectively, the successors and assigns of Obligor and Bank. Obligor shall have no right to assign this Agreement without the prior written consent of Bank. Bank may assign its rights hereunder in full or in part.

     J.   Reasonable Notice.    Five (5) business days notice shall be
          -----------------
          conclusively deemed reasonable notice. Notice shall be deemed given when delivery deposited in the U.S. mail with first class postage.



VII. ADDRESSES

          Address of Chief 205 East 42nd Street
                          ---------------------------
          Executive Office New York                      (212) 682-3300
                          ----------------------------  ---------------------
                                                               (Telephone)

          Address of Location of
                                ----------------------
          Books and Records
                          ----------------------------  ---------------------
                                                               (Telephone)

          Other Address(es) of
                                ----------------------
          Location of Collateral
                          ----------------------------  ---------------------
                                                               (Telephone)

     IN WITNESS WHEREOF, Obligor has duly executed this Agreement as of the day and year first above written.

WITNESS/ATTEST:               IF OBLIGOR IS A BUSINESS, SIGN BELOW:

                                Edwards Capital Corp.
                               ------------------------------------------
                                    (Name of Obligor)

                              By: /s/ M. J. Kowalsky
                                 ----------------------------------------
                                    (Authorized Signature)

                                M. J. Kowalsky, President
                               ------------------------------------------
                                    (Print Name and Title)

WITNESS: /s/ Marie Russo
                              By: /s/ Daniel Baker
                                 -----------------------------------------
                                    (Authorized Signature)

                                Daniel Baker, Treasurer
                               ------------------------------------------

WITNESS: /s/ Alvin Murstein   IF OBLIGOR IS AN INDIVIDUAL, SIGN BELOW:

                              ------------------------------------
                                    (Signature of Obligor)

                              ------------------------------------
                                    (Print Name)

                              ------------------------------------
                                    (Street Address)

                              ------------------------------------
                              (City/State)         (Telephone)